SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

☑ Filed by the registrant

☐ Filed by a party other than the registrant

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-12

PROMOTORA VALLE HERMOSO, INC.

(formerly Lion Gri Corporation, Inc.)

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.)

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PROMOTORA VALLE HERMOSO, INC.

1809 E Broadway St., Ste 346
Oviedo, FL. 32765

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 15, 2007

Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Promotora Valle Hermoso, Inc., a Colorado corporation (the "Company"), will be held at Offices of XIOM Corp, 78 Lamar Street, West Babylon, NY 11704 at 10:00 a.m. on July 15, 2007, for the following purposes:

1. To consider and approve a proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Common on the basis of one share for each thirty shares then outstanding (the "Reverse Stock Split").

2. To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Only the holders of record of shares of the Company's Common Stock, $.001 par value, at the close of business on June 1, 2007, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR all of the proposals set forth above. The proposals are fully described in the Proxy Statement accompanying this Notice

BY ORDER OF THE BOARD OF DIRECTORS

Maria Gracia Rosales, Secretary
June 7, 2007

PROMOTORA VALLE HERMOSO, INC.
1809 E Broadway St., Ste 346
Oviedo, FL. 32765

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 15, 2007

INTRODUCTION

SOLICITATION, EXERCISE AND REVOCABILITY OF PROXY

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Promotora Valle Hermoso, Inc. (the "Company"), for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on July 15, 2007, at 10:00 a.m., local time, at the offices of the Company located at Offices of XIOM Corp, 78 Lamar Street, West Babylon, NY 11704. This Proxy Statement, the accompanying form of proxy and the Notice of Special Meeting will be first given or mailed to the Company's shareholders on or about June 19, 2007. All costs incurred in connection with this proxy solicitation will be borne by the Company.

Because many of the Company's shareholders may be unable to attend the Special Meeting in person, the Board of Directors solicits proxies by mail to give each shareholder an opportunity to vote on all matters presented at the Special Meeting. Shareholders are urged to: (i) read this Proxy Statement carefully; (ii) specify their choice regarding each matter by marking the appropriate box on the enclosed form of proxy; and (iii) sign, date and return the form of proxy in the enclosed envelope.

All shares of the Company's Class A Common Stock, $.01 par value, (the "Common Stock"), represented by properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon, unless such proxies have previously been revoked. All shares represented by valid proxies will be voted, unless instructions to the contrary are marked, in favor of the matters submitted for approval at the Special Meeting described herein as to which such shares are entitled to vote and, in the discretion of the proxy holders named therein, with respect to such other matters as may properly come before the Special Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice of revocation to the Company at the address indicated above or by voting in person at the Special Meeting. Any notice of revocation sent to the Company must include the shareholder's name and must be received prior to the Special Meeting to be effective.

VOTING

The purpose of the Special Meeting is to consider and approve a proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Class A Common Stock on the basis of one share for each thirty shares then outstanding (the "Reverse Stock Split").

Only persons holding Common Stock of record at the close of business on June 1, 2007 (the "Record Date") will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Holders of Class A Common Stock will vote as separate voting groups on the Reverse Stock Split. Holders of Class A Common Stock will be entitled to one vote for each share held of record as of the Record Date. As of the Record Date, 7,060,519 shares of Class A Common Stock were issued and outstanding entitled to cast an aggregate of 7,060,519 votes. The presence, in person or by proxy, by the holders of a majority of the votes entitled to be cast on the matter by any voting group entitled to vote at the Special Meeting constitutes a quorum for the transaction of business by that group. If a quorum is present, (i) the Reverse Stock Split will be approved if the votes cast favoring the action exceed the votes cast opposing the action by each voting group entitled to vote thereon.

Votes cast by proxy at the Special Meeting will be tabulated by an automatic system administered by the Company's transfer agent. Votes cast by proxy or in person at the Special Meeting will be counted by the persons appointed by the Company to act as election inspectors for the Special Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Special Meeting and are tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the same effect as negative votes, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

The relative rights of the holders of shares of Common Stock (the "Stockholders") will not change as a result of implementation of the Reverse Stock Split. Stockholders of the Company do not have dissenter's rights of appraisal with respect to this action.

As of the Record Date, 7,060,519 (" approximately 350 shareholders") had direct and indirect voting power over approximately 100% of the outstanding shares of Class A Common Stock. It is expected that 75% will vote in favor of the proposals described in this Proxy Statement.

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NY. Copies of such material can also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, electronically filed documents, including reports, proxy statements and other information filed by the Company, can be obtained from the SEC's Web Site at http://www.sec.gov. The Company's Class A Common Stock is quoted on the Nasdaq National Market. Reports, proxy statements and other information concerning the Company can be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

__________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROXY STATEMENT. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY BY ANY PERSON IN ANY JURISDICTION OR IN ANY CIRCUMSTANCES IN WHICH SUCH SOLICITATION WOULD BE UNLAWFUL. THE DELIVERY OF THIS PROXY STATEMENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

PROPOSAL

REVERSE COMMON STOCK SPLIT ON A 1 SHARE FOR 30 SHARE BASIS

GENERAL

The Board of Directors of the Company and certain principal stockholder(s) of the Company have approved a proposal (the "Reverse Stock Split Proposal") to effect a reverse stock split of the Company's outstanding Common Stock, $.001 par value per share (the "Common Stock"). The Reverse Stock Split Proposal provides for the combination and reclassification of the presently issued and outstanding shares of Common Stock, into a smaller number of shares of identical Common Stock, on the basis of one share of Common Stock for each thirty (30) shares of Common Stock previously issued and outstanding (the "Reverse Stock Split") with fractional shares rounded up to the nearest whole share. Except as may result from the rounding up of fractional shares, each shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as each shareholder did immediately prior to the Reverse Stock Split. The Reverse Stock Split will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date"). Upon effectiveness the reverse split shall have the effect of reducing the number of issued and outstanding shares in accordance with such reverse stock split (thereby adding those shares of Common Stock otherwise canceled as a result of the reverse split to its currently authorized and unissued shares and thereby increasing the number of authorized and unissued shares of Company Common Stock which are not subject to reversal).

On the Effective date, as determined by the Board of Directors, each thirty shares of Common Stock issued and outstanding will automatically be reclassified and converted into one share of Common Stock. Fractional shares of Common Stock will be rounded up the nearest whole share.

REASONS FOR THE REVERSE STOCK SPLIT

The primary purpose of the Reverse Stock Split is to combine the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split is reduced from 7,060,519 to approximately 235,350.

The availability of additional authorized but unissued shares may be of benefit to the Company in the event that it engages in future (a) debt and/or equity financing and/or (b) acquisitions, mergers or other forms of business combinations - in which instances availability of such authorized but unissued shares may prove to be essential. See also Exchange Agreement hereinafter.

For the above reasons, the Company believes that the Reverse Stock Split is in the best interests of the Company and its shareholders. However, there can be no assurances that the Reverse Stock Split will have all of the desired consequences.

EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL

The Reverse Stock Split Proposal will be effected in as timely a manner as is practicable and in accordance with applicable law (the "Effective Time" or "Effective Date”).

Each shareholder that owns fewer than thirty shares of Common Stock will have such shareholder's fractional share of Common Stock rounded up to one share. Each shareholder that owns thirty or more shares will receive one share for each thirty shares with fractional shares rounded up to the nearest whole share.

The Reverse Stock Split will result in some shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per share basis, than the cost of transactions in even multiples of 100 shares.

The Company is currently authorized to issue 100,000,000 shares of Common Stock, of which 7,060,519shares were issued and outstanding at the close of business on the Record Date.

The increase in the authorized but unissued shares of Common Stock also may have the effect of discouraging an attempt by another person or entity, through acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to effecting a merger, sale of assets or a similar transaction, since the issuance of new shares could be used to dilute the stock ownership of such person or entity. Shares of authorized but unissued Common Stock could be issued to a holder who would thereby have sufficient voting power to assure that any such business combination or any amendment to the Company's Articles of Incorporation would not receive the shareholder vote required for approval thereof.

On the Effective Date, each thirty shares (the "Stock Split Ratio") of Class A Common Stock then issued and outstanding ("Pre-Split Common Stock") will be automatically exchanged for one share of the same class of Common Stock ("Post-Split Common Stock"). From and after the Effective Date, certificates representing shares of Pre-Split Common Stock will be deemed to represent the number of shares of Post-Split Common Stock, rounded up to the nearest whole share, into which the shares of Pre-Split Common Stock were converted.

The following table summarizes the effect of the Reverse Stock Split on the outstanding securities of the Company:

	NUMBER OF	OUTSTANDING SHARES	OUTSTANDING SHARES
CLASS OF SECURITY. .	AUTHORIZED SHARES	BEFORE SPLIT	AFTER SPLIT
Class A Common Stock	100,000,000	7,060,519	235,350

The number of authorized shares and par value of the Common Stock will not change.

Except for changes resulting from the Reverse Stock Split as described herein, the relative rights and privileges of holders of shares of Common Stock will remain unchanged, and implementation of the Reverse Stock Split will not result in any change of the relative equity interest in the Company or the voting power or the rights and privileges of the holders of Common Stock.

If the Reverse Stock Split is implemented, then the decrease in the number of shares of Class A Common Stock outstanding will result in an increase in the number of shares of Class A Common Stock available for issuance by the Board of Directors. The Board of Directors will determine whether, when and on what terms the issuance of shares of Class A Common Stock may be warranted. Like the presently authorized but unissued shares of Class A Common Stock, the additional shares of Class A Common Stock which will become available for issuance upon the implementation of the Reverse Stock Split will be available for issuance without further action by the Company's Stockholders, unless such action is required by applicable law or the rules of the Nasdaq Stock Market or any other stock exchange or stock market on which the Class A Common Stock may be listed in the future. Holders of Class A Common Stock have no preemptive rights to subscribe to or for any additional shares of the Company's capital stock. Except in certain cases such as stock dividends, the issuance of additional shares of Class A Common Stock would have the effect of diluting the voting power of existing Class A Common Stockholders.

EXCHANGE OF CERTIFICATES

If the Reverse Stock Split is approved by the Common Stockholders and implemented by the Board of Directors, then as soon as practicable after the Effective Date Stockholders will be given the option, but will not be required, to exchange their certificates representing shares of Pre-Split Common Stock ("Pre-Split Certificates") for certificates representing the number of whole shares of Post-Split Class A Common Stock ("Post-Split Certificates") into which the shares of Pre-Split Common Stock have been converted as a result of the Reverse Stock Split. After the Effective Date, each Common Stockholder will receive a letter of transmittal from the Company's transfer agent, Pacific Stock Transfer, Inc. (the "Exchange Agent"), which will act as the Exchange Agent in the exchange of stock certificates, containing the necessary materials and instructions. In order to receive Post-Split Certificates, stockholders must surrender their Pre-Split Certificates pursuant to the Exchange Agent's instructions, together with properly executed and completed letters of transmittal and such evidence of ownership of such shares as the Company or the Exchange Agent may require, plus the applicable exchange fees. Pre-Split Certificates not presented for surrender after the Effective Date will be exchanged for Post-Split Certificates the first time they are presented for transfer. From and after the Effective Date, each

Pre-Split Certificate will, until surrendered in exchange as described above, be deemed for all corporate purposes after the Effective Date to evidence ownership of the whole number of shares of Post-Split Class A Common Stock into which the shares evidenced by such Pre-Split Certificate have been converted pursuant to the Reverse Stock Split.

DO NOT SEND ANY STOCK CERTIFICATE TO THE COMPANY OR TO THE EXCHANGE AGENT AT THIS TIME. NOTIFICATION OF THE DETAILED PROCEDURES FOR EFFECTING THE EXCHANGE IF THE REVERSE STOCK SPLIT IS APPROVED AND IMPLEMENTED WILL BE PROVIDED AT A LATER DATE.

ROUNDING UP OF FRACTIONAL SHARES

If the Reverse Stock Split is implemented, no fractional shares of Post-Split Class A Common Stock will be issued. Rather, all fractional shares will be rounded up to the nearest whole share. Management believes that the Company presently has approximately 350 shareholders. Accordingly, fewer than 50 additional shares of Class A Common Stock would be issued as a result of the rounding up of fractional shares. This would amount to approximately 0.1% of the 7,060,519 shares of Class A Common Stock outstanding as of the Record Date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the anticipated federal income tax consequences of the Reverse Stock Split to Common Stockholders of the Company, if the Reverse Stock Split is implemented. This summary is based upon the Internal Revenue Code, the applicable treasury regulations promulgated thereunder, judicial authority and administrative rulings and practice, all as in effect on the date hereof. Legislative, judicial or administrative rules and interpretations are subject to change, potentially on a retroactive basis, at any time and therefore could alter or modify the statements and conclusions set forth below. For the purpose of this discussion, it is assumed that the shares of Common Stock are held as capital assets by stockholders who are United States persons (i.e., citizens or residents of the United States or domestic corporations). This summary does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to a particular stockholder in light of such stockholder's personal investment circumstances, stockholders holding Common Stock as security for borrowings or those stockholders subject to special treatment under the federal income tax laws (for example, life insurance companies, tax-exempt organizations, foreign corporations and nonresident alien individuals). The summary also does not discuss any consequence of the Reverse Stock Split under any state, local, foreign, gift or estate tax laws.

No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the Common Stockholders of the Company as a result of the Reverse Stock Split.

ACCORDINGLY, EACH STOCKHOLDER IS ENCOURAGED TO CONSULT HIS TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT TO SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME TAX LAWS.

The Company believes that the Reverse Stock Split, if implemented, would be a tax-free recapitalization to the Company and its Common Stockholders. If the Reverse Stock Split qualifies as a recapitalization described in Section 368(A)(1)(E) of the Code, (i) no gain or loss will be recognized by the Company in connection with the Reverse Stock Split; and (ii) no gain or loss will be recognized by holders of Common Stock who exchange their shares of Pre-Split Common Stock for shares of Post-Split Common Stock, except that holders of Common Stock whose fractional shares resulting from the Reverse Stock Split are rounded up to the nearest whole share will recognize gain for federal income tax purposes equal to the value of the additional fractional share. The Company expects that rounding up of fractional shares will result in an increase of less than .03% in the total number of shares of Class A and Class B Common Stock outstanding after any Reverse Stock Split.

TEXT OF RESOLUTIONS

The text of the resolutions adopting the Reverse Stock Split Proposal to be submitted to shareholders at the Special Meeting are attached hereto as Annex A. Stockholders are urged to read the resolutions in their entirety.

VOTE REQUIRED

If quorums of the Class A Common Stock are present at the Special Meeting, (i) the Reverse Stock Split will be approved if the votes cast favoring the action exceed the votes cast opposing the action by the holders of the Class A Common Stock as separate voting groups. Properly signed proxies returned to the Company at or prior to the Special Meeting will be voted in favor of the Reverse Stock Split Proposal, as applicable, unless contrary instructions are specified.

NO DISSENTERS' RIGHTS OF APPRAISAL

Under Colorado law, Stockholders are not entitled to dissenters' rights of appraisal with respect to the Reverse Stock Split Proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION AND APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information as of May 30, 2007, with respect to the beneficial ownership of shares of Class A Common Stock of the Company by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Class A; (b) each executive officer and director; and (c) all executive officers and directors as a group. Except as noted below, each person has sole voting and investment power over the shares indicated:

NAME AND ADDRESS OF	AMOUNT AND NATURE OF	% OF COMMON STOCK
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP(1)	OWNERSHIP(2)	% OF VOTING POWER
Ramon Rosales	488,889	7	7
aria Fernanda Rosales	1,750,000	25	25
Maria Gracia Rosales	1,978,857	28	28
Fanny Patricia Narvaez Marin	500,000	7	7

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of June 7, 2007, the stock ownership of (i) each officer and director of the Company, (ii) all officers and directors as a group, and (iii) each shareholder known by the Company to be a beneficial owner of 5% or more of the Company's Common Stock . At June 7, 2007, there were 7,060,519 shares of Company Common Stock issued and outstanding.

Name and Address	Number of Shares Owned Beneficially	Percent of Class Owned

Ramon Rosales	488,889	7%
Av. 10 de Agosto 5070 y N.U.U.
Edf. 10 de Agosto 1er piso, Of.16
Quito, Ecuador

Maria Fernanda Rosales	1,750,000	25%
Av. 10 de Agosto 5070 y N.U.U.
Edf. 10 de Agosto 1er piso, Of.16
Quito, Ecuador

Maria Gracia Roasales	1,978,857	28%
Av. 10 de Agosto 5070 y N.U.U.
Edf. 10 de Agosto 1er piso, Of.16
Quito, Ecuador

Executive Officers (3) Persons	-0-	-0-

PROXY SOLICITATION

In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving additional compensation, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of Class A Common Stock and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials.

OTHER BUSINESS

The Board of Directors does not know of any business to be presented for consideration at the Special Meeting other than that stated in the attached Notice of Special Meeting. In the event that other business properly comes before the Special Meeting, the proxy holders identified in the form of proxy are authorized to vote or act in accordance with their judgment with respect to any such matter.

PROPOSALS BY STOCKHOLDERS

Proposals by stockholders of the Company intended to be presented at the next annual meeting of stockholders of the Company must be received at the Company's executive offices no later than July 6, 2007, to be included in the Company's proxy statement and form of proxy relating to that meeting.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of the Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement and other soliciting materials you wish to receive in order to supply copies to the beneficial owners of the Common Stock.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT THEY EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON. BY RETURNING YOUR PROXY PROMPTLY YOU CAN HELP THE COMPANY AVOID THE EXPENSE OF FOLLOW-UP MAILINGS TO ENSURE A QUORUM SO THAT THE SPECIAL MEETING CAN BE HELD. SHAREHOLDERS WHO ATTEND THE SPECIAL MEETING MAY REVOKE A PRIOR PROXY AS SET FORTH IN THIS PROXY STATEMENT.

ANNEX A

APPROVAL OF REVERSE STOCK SPLIT

RESOLVED, that the Board of Directors of the Company is authorized, in the exercise of its business judgment, to cause the issued and outstanding shares of the Company's Class A Common Stock to be reclassified and changed without any further act into fully paid and nonassessable shares of the same class on the basis of one share for each thirty shares (the "Reverse Split Ratio") issued and outstanding to be effective ten calendar days (or such longer or shorter period as determined by the Board of Directors) after the announcement of such stock split by the latest of publication of a press release, filing of a Form 8-K with the Securities and Exchange Commission and notification to The Nasdaq Stock Market, and filing of the amendment to the Articles of Incorporation referenced herein with the office of the Colorado Secretary of State (the "Effective Date"); and further

RESOLVED, that no fractional shares shall be issued and that all fractional shares resulting from the reverse stock split shall be rounded up to the nearest whole share; and further

RESOLVED, that on the Effective Date the number of shares issuable upon exercise or conversion of all outstanding stock options, stock purchase warrants and other securities convertible into or exercisable for shares of the Company's common stock shall be reduced by the Reverse Split Ratio and the exercise or conversion prices shall be increased by the Reverse Split Ratio; and further

RESOLVED, that the Reverse Stock Split shall not have any effect upon the par value of the Company's common stock or upon the number of shares of the Company's common stock authorized in its articles of incorporation; and further

RESOLVED, the stated capital of the Company shall not be reduced as a result of the Reverse Stock Split and, accordingly, upon effectiveness of the reverse stock split, there shall be transferred from the surplus of the Company to stated capital that amount as is required so that the stated capital of the Company upon effectiveness of the Reverse Stock Split is the same as the stated capital of the Company immediately prior to effectiveness of the Reverse Stock Split; and further

RESOLVED, that the officers of the Company are hereby authorized and directed to execute and deliver such documents and to take such other and further action as they shall deem necessary or desirable in connection with any Reverse Stock Split.

PROXY APPENDIX A

PROMOTORA VALLE HERMOSO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
PROMOTORA VALLE HERMOSO, INC.

The undersigned hereby appoints Ramon Rosales and Maria-Fernanda Rosales, and each of them, as proxies for the undersigned, each with full power of appointment and substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the $0.001 par value Class A Common Stock of Promotora Valle Hermoso, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on July 15, 2007 (the "Meeting"), or at any postponements, continuations or adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted (i) FOR the proposal to authorize the Company's Board of Directors to effect a reverse split of the outstanding shares of the Company's Class A Common Stock on the basis of one share for each thirty shares then outstanding; and (ii) on such other matters as may properly come before the Meeting.

1. Proposal to authorize the Company's Board of Directors to effect, in its discretion, a reverse split of the outstanding shares of the Company's Class A Common Stock on the basis of one share for each thirty then outstanding (the "Reverse Stock Split").

[ ] FOR [ ] AGAINST [ ] ABSTAIN

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or at any postponements, continuations or adjournments thereof.

Please sign exactly as your name appears hereon. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person. When signing as trustee, please give full title as such.

Please mark boxes /X/ in ink. Sign, date and return this Proxy Card promptly using the enclosed envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IT WILL BE VOTED FOR EACH PROPOSAL

DATED: ____ ___, 2007

SIGNATURE(S)

Please sign exactly as your shares are registered. For joint accounts, each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.